Exhibit 99.3

Libbey Successfully Completes Financial Restructuring and Emerges from Chapter 11

Moves Forward with Stronger Balance Sheet and Improved Liquidity

TOLEDO, Ohio, November 16, 2020 -- Libbey Inc., one of the world's largest glass tableware manufacturers, today announced that it has successfully completed its financial restructuring and emerged from Chapter 11.

Through its Plan of Reorganization, Libbey Inc. is emerging from Chapter 11 as a new private company formed and controlled by Libbey Inc.’s former lenders, Libbey Glass LLC (the “Company” and together with Libbey Inc., “Libbey”), and will remain under the same leadership. The Company emerges with substantial liquidity, supported by proceeds from a $150 million term loan and a $100 million asset-based lending facility. The Company has significantly reduced operating costs, strengthened its balance sheet and improved liquidity by reducing net debt to less than $150 million.

Mike Bauer, chief executive officer of Libbey, said, “This is an important day for Libbey as we begin a new chapter as a healthy company with the agility to succeed. As a result of this process, we are better positioned to compete and capitalize on the many opportunities for our business. Looking ahead, we will maintain our focus on managing costs, providing superior service to our customers and strengthening relationships with our business partners, while demonstrating the same unwavering commitment to creating high-quality glassware and other tabletop products that has been a hallmark of Libbey for the past 200+ years. I am confident in Libbey’s future and excited by all that we will be able to accomplish moving forward.”

Mr. Bauer continued, “Our emergence from this process in less than six months is a testament to the faith, hard work and resilience of our nearly 6,000 employees globally, who continue to deliver unsurpassed service, product innovations and business excellence. On behalf of everyone at Libbey, I would also like to thank our customers, vendors and lenders for their continued confidence and support, and we look forward to continuing to partner with them for years to come.”

Concurrent with its emergence, the Company entered into new exit financing arrangements with Mitsubishi UFJ Financial Group (MUFG) Union Bank, N.A. and a syndicate comprised of a number of Libbey Inc.’s prepetition lenders and new equity owners.

Latham & Watkins LLP served as legal advisor to Libbey, Alvarez & Marsal served as restructuring advisor and Lazard Frères & Co. served as financial advisor. Arnold and Porter Kaye Scholer LLP served as legal advisor to the ad hoc lender group and Ankura served as financial advisor.

About Libbey Inc.

Based in Toledo, Ohio, Libbey Inc. is one of the largest glass tableware manufacturers in the world. Libbey Inc. operates manufacturing plants in the United States, Mexico, China, Portugal and the Netherlands. In existence since 1818, the Company supplies tabletop products to retail, foodservice and business-to-business customers in over 100 countries. Libbey's global brand portfolio, in addition to its namesake brand, includes Libbey Signature®, Master's Reserve®, Crisa®, Royal Leerdam®, World® Tableware, Syracuse® China, and Crisal Glass®. In 2019, Libbey Inc.'s net sales totaled $782.4 million. Additional information is available at www.libbey.com.

Forward-Looking Statements

This press release includes forward-looking statements as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect only Libbey’s best assessment at this time and are indicated by words or phrases such as “goal,” “plan,” “expects,” “believes,” “will,” “estimates,” “anticipates,” or similar phrases. These forward-looking statements include all matters that are not historical facts. These forward-looking statements include all matters that are not historical facts. They include statements regarding, among other things, Libbey’s intentions, beliefs or current expectations concerning the impact of  emergence from Chapter 11 on its balance sheet and operations going forward and the terms and conditions of its exit financing. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Investors are cautioned that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from these statements. Investors should not place undue reliance on such statements. Important factors potentially affecting performance include but are not limited to risks and uncertainties related to the risks attendant to the bankruptcy process; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 process and any additional strategies that we may employ to address our liquidity and capital resources; restrictions on us due to the terms of the proposed exit financing arrangements and restrictions imposed by the applicable courts; the effects of the Chapter 11 Cases on Libbey and on the interests of various constituents, including holders of Libbey Inc.’s common stock; other litigation and inherent risks involved in a bankruptcy process; risks related to the trading of the Libbey Inc.'s securities on the OTC Pink marketplace; the impact of COVID-19 on the global economy, our associates, our customers and our operations, our high level of indebtedness and the availability and cost of credit; high interest rates that increase our borrowing costs or volatility in the financial markets that could constrain liquidity and credit availability; the inability to achieve savings and profit improvements at targeted levels in our operations or within the intended time periods; increased competition from foreign suppliers endeavoring to sell glass tableware, ceramic dinnerware and metalware in our core markets; global economic conditions and the related impact on consumer spending levels; major slowdowns or changes in trends in the retail, travel, restaurant and bar or entertainment industries, and in the retail and foodservice channels of distribution generally, that impact demand for our products; inability to meet the demand for new products; material restructuring charges related to involuntary employee terminations, facility sales or closures, or other various restructuring activities; significant increases in per-unit costs for natural gas, electricity, freight, corrugated packaging, and other purchased materials; protracted work stoppages related to collective bargaining agreements; increased pension expense associated with lower returns on pension investments and increased pension obligations; increased tax expense resulting from changes to tax laws, regulations and evolving interpretations thereof; devaluations and other major currency fluctuations relative to the U.S. dollar and the euro that could reduce the cost competitiveness of our products compared to foreign competition; the effect of exchange rate changes to the value of the euro, the Mexican peso, the Chinese renminbi and the Canadian dollar and the earnings and cash flows of our international operations, expressed under U.S. GAAP; the effect of high levels of inflation in countries in which we operate or sell our products; the failure of our investments in e-commerce, new technology and other capital expenditures to yield expected returns; failure to prevent unauthorized access, security breaches and cyber-attacks to our information technology systems; compliance with, or the failure to comply with, legal requirements relating to health, safety and environmental protection; our failure to protect our intellectual property; and the inability to effectively integrate future business we acquire or joint ventures into which we enter. These and other risk factors that could cause results to differ materially from the forward-looking statements can be found in Libbey Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, other filings with the Securities and Exchange Commission (the “SEC”) and in the Disclosure Statement filed with the Bankruptcy Court in connection with the Chapter 11 cases. Refer to the Libbey Inc.’s most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect our operations and performance. Any forward-looking statements speak only as of the date of this press release, and we assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date of this release.

Contacts

Corporate:

PublicRelations@libbey.com

Media:

Michael Freitag / Ed Trissel / Tim Ragones

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449